Rewards Network Inc. Investor Overview

February 2004

Statements in this presentation that are not strictly historical are “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, which may cause the company’s actual results in the future to differ materially from expected results. These risks are qualified in their entirety by cautionary language and risk factors set forth in the Company’s filings with the Securities and Exchange Commission.

Agenda

• Who we are

• What we stand for: purpose & mission

• What we do

• Our core assets

• Growth metrics and financials

• Accomplishments & goals

• Investment merits

Who We Are—Key Facts

• Largest registered credit card platform representing major card issuers

• Multi-currency loyalty and rewards program

• 3.3 million active member base

• Over 10,800 restaurants in 62 metro US markets and selected vacation destinations

• Over 7,000 hotels in all major US markets

• Affiliated with all major airlines, other loyalty programs and over 100 corporations

• National sales force marketing to the restaurant and hotel industries

Our Purpose and Mission

Purpose

To bring together members and merchants in a meaningfully valuable transaction for all involved

Mission

To be recognized as the leading multi-credit card based loyalty and rewards platform in North America with 5 million active members and 20,000 merchants in at least three categories by 2005

Rewards Network Business Model

Rewards Network

Partners

Merchants

Members

REWARDS

INCREMENTAL BUSINESS AND LOYALTY

How We Think About Our Business

Aggregate merchant supply w/embedded margins

Restaurants

Hotels

Retail

Create offers tailored to specific member channels

Registered Card Platform

Distribute through member channels

Airlines

Corporations

Direct & Affiliates

Program Offerings

• Restaurants

- Dining Credits Purchase Plan

- Revenue Management Plan

• Hotels

- Merchant Model

- Travel Agent Model

• Retail

- Marketing Fee

Core Assets

Core Assets

• Proprietary Transaction Platform

• Unique registered card platform that accommodates any American ExpressÒ, VisaÒ, MasterCardÒ, Diners ClubÒ or DiscoverÒ card

• Capability to administer loyalty and rewards programs

• Powerful web technology to create and support partner sites

• Turnkey “off-line” transaction settlement capability

Core Assets

• Proprietary Transaction Platform

• Attractive Member Demographics

• Household income: $85,000+; home value: $250,000+

• Average age 44; 78% married

• More likely to carry a premium credit card

• College educated, Executive/Professional/Managerial occupations

Core Assets

• Proprietary Transaction Platform

• Attractive Member Demographics

• Marketing Organization

• Proven ability to drive incremental customer traffic both in-and out-of-market

• Improved use of database capabilities to empirically support new and repeat business from Rewards Network

• Ability to measure promotional exposure/assign marketing value

• Member marketing via interactive website, emails, newsletters, call center

Core Assets

• Proprietary Transaction Platform

• Attractive Member Demographics

• Marketing Organization

• Successful Partnerships

• All major airlines

• Loyalty program partners

Core Assets

• Proprietary Transaction Platform

• Attractive Member Demographics

• Marketing Organization

• Successful Partnerships

• Corporate Program

• Corporate travel and entertainment expense reduction program

• Over 100 corporate participants, including major pharmaceutical, accounting and technology companies

Core Assets

• Proprietary Transaction Platform

• Attractive Member Demographics

• Marketing Organization

• Successful Partnerships

• Corporate Program

• Dedicated National Sales Force

• Over 150 based in local markets

• Understand the needs/motivations of merchant

• Experienced risk managers

Track Record of Growth

Active Member/Restaurant Merchant Growth

Active Members

Merchants (actual)

Financial Information

Total Sales

Total Operating Revenues

Selected Financial Data

Three Months Ended Year Ended

December 31, December 31,

Statements of Operations Data: 2003 2002 2003 2002

Sales $ 89,232 $ 85,482 $ 349,026 $ 289,095

Net revenue 24,915 21,766 93,122 75,101

Membership fees and other revenue 1,008 1,173 4,684 5,140

Total operating revenues 25,923 22,939 97,806 80,241

Operating income 7,893 5,930 28,551 19,900

Other expense, net 1,027 433 2,371 1,993

Income before income taxes (benefit) 6,866 5,497 26,180 17,907

Income tax expense (benefit) 2,945 825 10,470 (1,328)

Net Income $ 3,921 $ 4,672 $ 15,710 $ 19,235

Earnings per share 0.15 0.20 0.62 0.82

Pro forma EPS—fully taxed 0.15 0.14 0.62 0.47

EBITDA $ 9,193 $ 7,045 $ 32,885 $ 24,117

Free cash flow (deficit) $ 4,829 $ (1,930) $ 6,371 $ (10,518)

Selected Balance Sheet Data

December 31, December 31,

Item 2003 2002

Cash and investments $ 28,395 $ 9,531

Rights to receive, net $ 119,233 $ 111,962

Total assets $ 184,867 $ 152,143

Outstanding Debt:

Short-term $ 60,000

Long-term $ 70,000

Stockholders’ equity $ 73,647 $ 52,401

Rewards Network’s Accomplishments and Goals

2003 Key Accomplishments

• Achieved strong growth in operating revenues and net income

• Surpassed 10,000 restaurant merchants and 3 million active members

• Launched hotel product offering

• Expanded relationships with major partners

• Increased sophistication of marketing and database mining

• Piloted new marketing efforts to activate and engage members

• Made key additions to management team

Goals and Objectives—2004 and Beyond

2004

• Expand restaurant merchants

- “Year of the merchant” – Proof-of-value, revenue mgmt., new products

• Maximize hotel/travel offering and add transaction volume

• Introduce product offerings in Canada

• Introduce retail rewards

Beyond

• Achieve 20,000 merchants

• Increase active members to 5 million

• Become the multi-channel rewards network

• Effectively cross-sell among all Rewards Network channels

Rewards Network Investment Opportunity

Merits

• Consistent growth and profitability over the last three years

• Business model is highly scaleable

• Difficult entry for prospective competitors

• Expanding rewards product offerings

• Leading national position in the dining rewards category